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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 18, 2002

                            STRAYER EDUCATION, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


              Maryland                   000-21039                52-1975978
-------------------------------      ----------------        -------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


      1025 15th Street, N.W. Washington, D.C.                   20005
      ---------------------------------------                ----------
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (202) 408-2400
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.


On March 18, 2002, Strayer Education, Inc. announced that it had received regulatory approval from the University of North Carolina Board of Governors, the applicable post-secondary regulatory authority in North Carolina, to offer its programs in the State. The March 18, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.01        Press Release dated March 18, 2002




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                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Strayer Education, Inc.
Date:  March 18, 2002          By: /s/ Mark C. Brown
                               -----------------------
                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer





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                                 EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
----------------           -----------------------------
99.01                      Press Release dated March 18, 2002











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